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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2005
                              IN EXCHANGE FOR NEW
                     11 1/4% SENIOR DISCOUNT NOTES DUE 2005
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                                       OF
                              BIG CITY RADIO, INC.

    Registered holders of outstanding 11 1/4% Senior Discount Notes due 2005 (the "Existing Notes") who wish to tender their Existing Notes in exchange for a like principal amount of new 11 1/4% Senior Discount Notes due 2005 (the "New Notes") and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to U.S. Bank Trust National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

                            ------------------------

                 The Exchange Agent for the Exchange Offer is:

                      U.S. BANK TRUST NATIONAL ASSOCIATION

        BY REGISTERED OR CERTIFIED MAIL, BY HAND OR OVERNIGHT DELIVERY:

                      U.S. Bank Trust National Association
                             U.S. Bank Trust Center
                             180 East Fifth Street
                              Saint Paul, MN 55101

                    By Facsimile for Eligible Institutions:
                                 (612) 244-1537

                   For confirmation and/or information call:
                                 (612) 244-1197

                            ------------------------

    Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated       , 1998 of Big City Radio, Inc. (the "Prospectus"),
receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

    NAME AND ADDRESS OF
  REGISTERED HOLDER AS IT
  APPEARS ON THE 11 1/4%
 SENIOR DISCOUNT NOTES DUE                                AGGREGATE PRINCIPAL AMOUNT
  2005 ("EXISTING NOTES")     CERTIFICATE NUMBER(S) OF          REPRESENTED BY             PRINCIPAL AMOUNT OF
      (PLEASE PRINT)           EXISTING NOTES TENDERED          EXISTING NOTES           EXISTING NOTES TENDERED
---------------------------  ---------------------------  ---------------------------  ---------------------------

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

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                      (Not to be used for signature guarantee)

    The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

                NAME OF FIRM:
                                                          (Authorized Signature)
                  ADDRESS:                                        TITLE:
                                                                   NAME:
                                   (Zip Code)             (Please type or print)
AREA CODE AND TELEPHONE NUMBER:                                    DATE:

    NOTE: DO NOT SEND EXISTING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.